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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): August 8, 1997




                           SPARTAN MOTORS, INC.
            (Exact Name of Registrant as Specified in Charter)



                MICHIGAN                 0-13611            38-2078923
        (State or Other Jurisdic-     (Commission         (IRS Employer
         tion of Incorporation)       File Number)      Identification No.)


          1000 REYNOLDS ROAD
          CHARLOTTE, MICHIGAN                                 48813
(Address of principal executive offices)                    (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On August 8, 1997, Spartan Motors, Inc. entered into an Agreement and Plan of Merger with CTS Holding Company, Inc. in connection with its acquisition of Quality Manufacturing, Inc. of Talladega, Alabama. A copy of the Agreement and Plan of Merger is attached to this Form 8-K as Exhibit
2. On August 12, 1997, Spartan Motors, Inc. issued the press release attached as Exhibit 99 to this Form 8-K. The closing on the merger described in the Agreement and Plan of Merger was completed on August 14, 1997.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) The following documents are filed as exhibits to this report on Form 8-K:

          2(a)   Agreement and Plan of Merger dated August 8, 1997.

          2(b) Amendment No. 1 to the Agreement and Plan of Merger dated August 13, 1997.

          99     Press Release dated August 12, 1997.


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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 1997             SPARTAN MOTORS, INC.



                                   By /S/ RICHARD J. SCHALTER
                                      Richard J. Schalter
                                         Secretary, Treasurer and Chief
                                          Financial Officer



































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                             EXHIBIT INDEX


EXHIBIT NUMBER                   DOCUMENT
--------------                   --------

     2(a)              Agreement and Plan of Merger dated August 8, 1997.

     2(b) Amendment No. 1 to the Agreement and Plan of Merger dated August 13, 1997.

     99                Press Release dated August 12, 1997.